U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 25, 2012

Sector 10, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24370	33-0565710
(Commission File No.)	(IRS Employer Identification No.)

14553 South 790 West
Bluffdale, Utah 84065
(206) 853-4866
(Address and telephone number of principal executive offices and place of business)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01  Other Information

Late Filing and Company Restructuring

The Form 10-K for the period ending March 31, 2011 was due on June 29, 2011; the Form 10-Q for the period ended June 30, 2011 was due on August 15, 2011and the Form 10-Q for the period ended September 30, 2011 was due on December 14, 2011.  Due to difficulties in receiving complete and critical information from the prior Directors and Officers who resigned on April 15, 2011, the Form 10-K for the fiscal year ended March 31, 2011and the Form 10-Q for the periods identified above were not completed as of the original filing deadline. The Form 10-Q for the period ended December 31, 2011 is due on or before February 14, 2012.

The Company is in the process of restructuring its organization as well as its operations.  A Definitive Schedule 14C was filed on January 9, 2012 regarding the 500-1 reverse stock split approved by the majority shareholders.  The Company is currently working with the regulatory authorities to process this request for a reverse split.  The impact of this restructuring will assist the Company in its efforts to reestablish its operations and to move forward as a going concern in 2012.

As part of the restructuring efforts, the Company is working on the preparation and filing of the late reports identified above.  Despite the difficulty in obtaining all information attributed to the prior management that resigned on April 15, 2011, the Company has gathered material information needed to prepare all of the required reports.  As part of the restructuring process, the Company will do its best efforts to file all late reports, as identified above, on or before February 14, 2012, the due date of the Form 10-Q for the 3rd quarter of the fiscal year ended March 31, 2012.  The Company intends on filing the Form 10-Q for the period ended December 31, 2011 on a timely basis.

Due to the late filing of the Form 10-K for the period ended March 31, 2011; Form 10-Q for the period ended June 30, 2011 and the Form 10-Q for the period ended September 30, 2011, the Company status on the OTC.BB may be delisted and changed to another trading venue.  Such a change may impact the ability for shareholders to trade Company shares.  When the late reports are filed, the Company will pursue all avenues needed to retain or reinstate (as applicable) its listing on the OTC.BB.

During the restructuring period and the period where late filed reports are outstanding, there have been no sales or purchases of Company stock by directors or officers of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 25, 2012

SECTOR 10, INC.

By:	/s/ Pericles DeAvila
Pericles DeAvila
Chairman of the Board and Chief Executive Officer